Exhibit 10.2

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

PATENT LICENSE AGREEMENT

This Patent License Agreement (hereinafter, the "Agreement"), is entered into as of June 30, 2014 (the "Effective Date"), by MyMedicalRecords, Inc., a corporation organized and existing under the laws of Delaware (hereinafter "Licensor") and Salutopia, Inc., a corporation organized and existing under the laws of Texas (hereinafter "Licensee").

WHEREAS, Licensor is the owner of all right, title and interest in certain "Licensed Patents" as that term is defined in Section 1.1(a) of this Agreement;

WHEREAS, Licensee is a healthcare software innovations company, providing agnostic, interoperative, single point-of-access solutions that make communication among providers, patients and insurance companies; and

WHEREAS, Licensor is willing to grant to Licensee and Licensee desires to acquire from Licensor a non-exclusive license to the Licensed Patents and the right to sell Licensor's products as defined below in the territories and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1   In this Agreement, the following words and phrases shall have the following meanings:

(a)   "Licensed Patents" means all rights related to Health IT patents owned by Licensor as of the date of this Agreement or at any time during the term thereafter, including but not limited to U.S. Patent Nos. 8,117,045; 8,117,646; 8,121,855; 8,301,466; 8,321,240; 8,352,287; 8,352,288; 8,498,883; 8,626,532; 8,645,161; and 8,725,537, and other patents to be issued pursuant to pending applications filed by Licensor in the United States, and all divisions, continuations, reissues, and extensions thereof. The Licensed Patents do not include any other patents owned by Licensor or its related entities, including biotechnology patents U.S. Patent No. 8,133,486 and U.S. Patent No. 8,114,404.

(b)   "Licensor's Product(s)" means Licensor's MyMedicalRecords, MMRPro and MyESafeDepositBox branded or private labeled products or services or any proprietary features of the Licensor's Products which Licensee acknowledges use or incorporate, in whole or in part, the Licensed Patents.

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)   "Licensed Products and Services" and/or "Licensed Products" means Licensee's agnostic aggregation, integration, normalizing, refactoring, and distribution of the patient presentation layer, sometimes referred to as the "Salutopia patient portal."

(d)   "Licensee Clients" means any client(s) who pays to use Licensee's solution(s), provided Licensee pays the Royalty on Licensee Clients to Licensor. In the event that Licensee Clients require an extension of the use of the service including that Patent license as described in this Agreemernt, additional written permission from Licensor will be required as an amendment to this Agreement. Licensor agrees it will not directly or indirectly (except through Licensee) solicit business from any said client(s). Similarly, Licensee shall submit a monthly report of the then-current sales pipeline to establish such potential client(s) who likewise shall be considered exclusive to Licensee with the same protections as current client(s). Licensee shall have 90 days from the original submission of each such pipeline report to close new entries added to each such report. The 90-day period can be extended based on the then-current position of the sales process as will be clearly identified in each such sales pipeline report.

(e)   "Gross Sales" means the aggregate compensation collected by the Licensee, or its subsidiaries or related entities, without a reduction for taxes, transportation, returns, depreciation or other expenses.

(f)   "Party" or "Parties" means each of the parties to this Agreement.

(g)   "Territory" means the United States of America, including any and all of its territories and possessions.

1.2   In this Agreement, except as otherwise expressly provided or as the context otherwise requires:

(a)   the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or sub-clause of this Agreement so designated;

(b)   headings are solely for convenience of reference and are not intended to be complete or accurate descriptions of content or to be guides to interpretation of this Agreement or any part of it;

(c)   the word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope;

(d)   a reference to currency means United States currency;

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)   a reference to an entity includes any successor to that entity; and

(f)   a word importing the gender includes the feminine and neuter, a word in the singular includes the plural, a word importing a corporate entity includes an individual, and vice versa.

2.      LICENSE GRANT

2.1 License Grant.

Licensor, on behalf of itself and its legal successors, heirs and assigns, hereby grants to Licensee, a limited, royalty-bearing license under the Licensed Patents to manufacture, make, have made, use, lease, sell, offer to sell, rent, import, export, practice, license or otherwise transfer any Licensed Products and to sell Licensor's Products.

2.2 Reserved Rights.

Any and all rights not explicitly granted to Licensee in Section 2.1 are reserved by Licensor. Licensor does not confer upon Licensee the right to grant or otherwise transfer any rights under the Licensed Patents to any other third party individual or entity for any purpose, except as set out in Section 2.1 without written permission of Licensor.

2.3 Licensee Liable for Obligations of Related Entities.

Licensee is and shall remain primarily liable to Licensor for all of its Related Entities, including any affiliates, obligations, covenants, representations and performance under each and every term and condition of this Agreement.

2.4 Marking.

To the extent reasonably feasible, Licensee agrees to mark every Licensed Product sold by it in the Territory under this Agreement in accordance with 35 U.S.C. 287. Licensee shall provide on or in conjunction with Licensed Products a written notification specifically stating that the Licensed Product(s) are sold under a non-exclusive license with Licensor and shall list the Licensed Patents or, as an alternative to listing the Licensed Patents, refer to a web site containing such a list.

3.      ROYALTY

3.1 Ongoing Royalties.

[***]

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

[***]

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3.2 Payments.

Licensee shall pay Licensor the fees set forth in 3.1 on a monthly basis for each month the Agreement is in effect. Payment of the fees is due within 20 days following the last day of each month based on cash collections. All payments due under this Agreement shall be made by wire transfer, pursuant to instructions to be provided in writing by the Parties.

3.3 Failure to Timely Pay.

If Licensee or Licensor fails to make any payment that may be required under this Agreement within the time period prescribed for such payment, then the unpaid amount shall bear interest at the rate of [***], or other authorized statutory rate, if higher, from the date when the payment was due until payment in full, with interest, is made.

3.4 Royalty Report.

Licensee shall provide a quarterly Royalty Report showing the [***], payable, and paid during each quarter. The Royalty Report is due within 15 days of the end of the quarter.

3.5   Records.

Licensee shall keep records of the Gross Sales and number of Licensed Products and Licensor's Product sold pursuant to this Agreement in sufficient detail to enable the royalty payment to Licensor to be recalculated, audited, and otherwise verified.

3.6   Annual Inspection.

Licensee shall allow Licensor's representative one annual inspection, during regular business hours or at such other times as may be mutually agreeable, to inspect Licensee's books and records to the extent reasonably necessary to determine Licensee's compliance with the terms of this Agreement.

3.6   Penalty.

If the Licensor determines through an annual inspection that the Licensor was undercompensated as required by this Agreement, then the Licensee shall pay to the Licensor a penalty fee equal to [***]; provided, however, such penalty fee shall only be required where such undercompensation can be shown to be the result of willful withholding of such amounts

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

due rather than unintentional error in calculation. The Licensee shall still be obligated to pay full compensation as required under the Agreement.

4.      RELEASE

4.1   Prior Infringement.

As of the Effective Date, and by the operation of this Agreement, Licensor hereby fully, finally and forever releases, relinquishes, quitclaims and discharges all claims that Licensor had or now has against Licensee or its past and present directors and officers, and its predecessors, successors and assigns, whether known or unknown, arising from or in connection with the manufacture (including practicing methods, processes and procedures), use, lease, license, sale, offer for sale, market, distribution, exportation or importation of the Licensed Products from the beginning of time to the Effective Date of this Agreement.

5.      TERM & TERMINATION

5.1   Term.

The term of this Agreement is [***] years beginning on the Effective Date (the "Initial Term"). Upon the expiration of the Initial Term, the Agreement will automatically renew for an additional [***] years (each such renewed period being a "Renewed Term"), subject to the right of each Party to terminate as set forth below.

5.2   Licensor Termination.

Licensor may terminate this Agreement effective immediately upon its giving written notice in the event of any of the following: (a) liquidation of Licensee; (b) insolvency or bankruptcy of Licensee, whether voluntary or involuntary; or (c) appointment of a trustee or receiver for Licensee. Licensor also may terminate this Agreement at the end of the then current Renewal Term by providing 60 days' written notice to Licensee a) prior to the expiration of the then current Renewal Term, or b) upon material breach of this Agreement and failure to cure such breach within 30 days.

5.3   Licensee Termination.

Licensee may terminate this Agreement effective immediately upon its giving written notice in the event of any of the following: (a) liquidation of Licensor; (b) insolvency or bankruptcy of Licensor, whether voluntary or involuntary; or (c) appointment of a trustee or receiver for Licensor. Licensee also may terminate this Agreement at the end of the then current Renewal Term by providing 60 days' written notice to Licensor a) prior to the expiration of the then current Renewal Term, or b) upon material breach of this Agreement and failure to cure such breach within 30 days.

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

5.4   Cease and Desist.

Subject to 6, upon termination of this Agreement, Licensee shall cease any and all use of the Licensor's Products and any and all activities under the Licensed Patents, including any Licensed Products that include the Patented Technology.

5.5   Expiration of Licensed Patents.

Unless earlier terminated as herein provided, this Agreement shall expire simultaneously with the last to expire of the Licensed Patents.

Should any of the Licensed Patents be revoked, nullified, or otherwise deemed unlawful or untenable, then this Agreement shall immediately terminate due to the interrelatedness of each of the Licensed Patents.

Licensor hereby holds harmless, releases, and will defend Licensee and its clients against any and all liability, to the fullest extent of the law should any of the Licensed Patents cause rise to litigation or challenge of any kind where such claim of liability is only based upon an allegation that the Licensed Patents are not valid. It is the responsibility of the Licensor to maintain the legal validity of the patents and defend any such challenge.

5.6   [***]

[***]

5.7   Payment Due Upon Termination.

Upon termination of this Agreement for any reason whatsoever, Licensee shall report and pay to Licensor within thirty (30) days of such termination, all unpaid amounts due and owing Licensor, including, but not limited to, fees, payments, royalties, reimbursements, interest, and other forms of consideration.

6.      CONTINUING OBLIGATIONS

6.1   Pre-Termination Obligations.

Termination of the Agreement will not affect any pre-termination obligations of either Party under the Agreement and any such termination is without prejudice to the enforcement of any undischarged obligations existing at the time of termination.

6.2   Effect on End-User Sublicenses.

End-user sublicenses properly granted pursuant to this Agreement shall be terminated concurrent with the termination of this Agreement.

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

6.3   Return of Materials.

All of Licensor's trademarks, marks, trade names, patents, copyrights, trade secrets, confidential information, designs, drawings, formulas or other data, photographs, samples, literature, and sales aids of every kind will remain the property of Licensor. Within 30 days after the termination of this Agreement, Licensee will prepare all such items in its possession for either return or destruction (at Licensor's option) at Licensor's expense. Licensee will not make or retain any copies of any confidential items or information which may have been entrusted to it. Effective upon the termination of this Agreement for any reason, Licensee will cease to use all trademarks, product names and trade names of Licensor.

All of Licensee's trademarks, marks, trade names, patents, copyrights, trade secrets, confidential information, designs, drawings, formulas or other data, photographs, samples, literature, and sales aids of every kind will remain the property of Licensee. Within 30 days after the termination of this Agreement, Licensor will prepare all such items in its possession for either return or destruction (at Licensee's option) at Licensee's expense. Licensor will not make or retain any copies of any confidential items or information which may have been entrusted to it. Effective upon the termination of this Agreement for any reason, Licensor will cease to use all trademarks, product names and trade names of Licensee.

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

7.      GENERAL PROVISIONS

7.1   Survival of Certain Terms.

The rights, obligations and terms specified in 3, 4, 6, and 7 of this Agreement, and any other obligations which by its nature ought to survive, shall survive its termination or expiration.

7.2   No Warranties.

Nothing in this Agreement shall be construed as a warranty or representation by Licensor that (i) any of the Licensed Patents are valid, enforceable or infringed by any particular product or service, or (ii) that anything made, used, sold, imported or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of any patents or other rights owned by any third party. WITHOUT LIMITING THE FOREGOING, LICENSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE LICENSED PATENTS, MATERIALS LICENSED TO OR PROVIDED TO LICENSEE HEREUNDER, AND SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUATORY INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY.

7.3   Limitation of Liability.

LICENSEE AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION ANY LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT SOFTWARE LIABILITY, OR OTHERWISE, EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL LICENSOR'S LIABILITY TO LICENSEE EXCEED AMOUNTS PAID BY LICENSEE UNDER THIS AGREEMENT EXCEPT AS OTHERWISE DELINEATED IN THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS SECTION 7.3 IS AN ESSENTIAL ELEMENT OF THE AGREEMENT AND THAT IN ITS ABSENCE, THE ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

7.4   Independent Companies.

The relationship of Licensor and Licensee established by the Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to create a

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

partnership, joint venture or agency relationship between the Parties, and, notwithstanding anything else herein, neither Party will have the right to incur (and will not attempt to incur) any obligation or liability on behalf of the other Party.

7.5   [***]

[***]

7.6   Rightful Participation; Conformance to Law.

The Parties represent that their entry into this Agreement is rightful and does not violate any other agreement to which they are a party. Both Parties represent that their business conduct in performing under this Agreement will conform to all applicable and valid laws, rules and regulations.

7.7   Severability.

Each provision of this Agreement is intended to be severable, and the unenforceability or invalidity of any provision under any applicable law will not affect the enforceability or validity of the remainder of this Agreement in so far as such law is applicable, or of this entire Agreement in so far as such law is not applicable.

7.8   Waiver.

The failure of a Party at any time to enforce any provisions of this Agreement or to exercise any right or remedy shall not be construed to be a waiver of such provisions or of such rights or remedy or the right of such Party thereafter to enforce each and every provision, right or remedy.

The waiver of a specific breach hereunder may be effectuated only by a written document, signed by the waiving Party, and delivered to the breaching Party. Such formal waiver shall not constitute a waiver of any other breach.

7.9   Governing Law.

This Agreement is and will be deemed to be made in the State of California and for all purposes will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the State of California and the laws of the United States, and the rights and remedies of the Parties will be determined in accordance with those laws.

7.10   Binding Arbitration.

Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by binding arbitration administered by the American Arbitration Association in

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

accordance with the Expedited Procedures of the Complex Commercial Arbitration Rules, including the Emergency Interim Relief Procedures, and shall take place in Los Angeles, California. The judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof, including either the courts of the State of California or the appropriate U.S. Federal Court therein, to which the Parties hereby irrevocably consent and submit to the venue and jurisdiction.

7.11   Assignment.

Niether party shall assign any right, benefit or interest in this Agreement without the written consent of the other party, and any purported assignment without such consent will be void.

7.12   Binding Effect.

This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

7.13   Notices.

Any notice or other communication provided for in this Agreement shall be in writing and shall be sent by nationally recognized courier or messenger (with confirmation of receipt), or by registered or certified US Mail, or sent by facsimile transmission (as verified by a transmission report), provided, that, any notice by facsimile shall be concurrently sent via one of the other methods as well, as the case may be, to the addresses of the parties set out below, until a notice of change of address by such party is served in the manner provided for in this section, as follows:

If to Licensor:

MyMedicalRecords, Inc.
Attn: Robert Lorsch, Chief Executive Officer
4401 Wilshire Boulevard
Los Angeles, California 90010
Telefacsimile: (206) 374-6136

If to Licensee:

Salutopia
Attn: Jeffrey Renton, Chief Executive Officer
13831 Northwest Freeway, Suite 215
Houston, Texas 77040
Telefacsimile: (888) 467-6917

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

7.14   Entire Agreement.

This Agreement constitutes the entire agreement between the Parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the primary subject matter of this Agreement.

7.15   Amendment.

This Agreement may not be amended except in writing executed by each of the Parties.

7.16   Confidentiality of Terms.

This Agreement is confidential. The Parties shall not disclose to any other person the terms of this Agreement except with the written consent of the other. The only exceptions to the confidentiality provisions in this section are that disclosure to other persons of the terms of this Agreement is permitted:

a) Where the prior written consent of the other party has been obtained;

b) To a party's executive officers, board of directors, or its employees who need to know such information in order to perform their job functions, in each case such persons being bound by confidentiality agreements to prevent disclosure of confidential information such as this Agreement;

c) To a party's own attorneys, tax consultants, tax advisors, accountants, other financial advisors or existing or prospective insurance providers, who is/are consulted by such party for legal, tax reporting, tax planning, financial planning, advisory, or insurance purposes;

d) Where required in response to an order or other process of a court or administrative agency of competent jurisdiction, including without limitation, any third party subpoena, so long as the party required to respond notifies the other party in a timely fashion so that other party may object, seek to restrict disclosure, or pursue other alternatives in seeking to restrict disclosure of the Agreement; or

e) For purposes of enforcement in court of any legal proceeding pertaining to the Agreement or matters pertaining to the Agreement.

Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

Except as described in subsections a) through e), above, when describing the nature or terms of this Agreement, a party is allowed only to state that: (1) the Agreement was made by mutual consent and the terms are confidential; and (2) the Party is not at liberty to provide further information.

Notwithstanding this section 7.16, to the extent that SEC requirements call for any portion of this transaction to be disclosed, the Parties agree to cooperate in seeking confidential treatment of this Agreement and any exhibits, amendments, and/or addendums, as may be applicable.

Except as provided above, the Parties specifically agree not to share with any third parties any documents or materials that may have been provided between the parties during discussions or negotiations leading to the drafting and culmination of this Agreement.

7.17   Further Assurances.

Each Party will, at such Party's own expense and without expense to the other Party, execute and deliver such further agreements and other documents and do such further acts and things as the other Party reasonably requests to evidence, carry out or give full force and effect to the intent of this Agreement.

7.18   Counterparts.

This Agreement and any other writing delivered pursuant hereto may be executed in any number of counterparts, in original form or by electronic facsimile, with the same effect as if all Parties to this Agreement or such other writing had signed the same document, and all counterparts will be construed together and constitute one and the same instrument.

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Patent License Agreement

Initial _____         Initial _____

_____________________________________________________________________________________________________
[***]: Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended .

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

MyMedicalRecords, Inc. /s/ Ingrid Safranek Ingrid Safranek - Chief Financial Officer Date: June 30, 2014
Salutopia /s/ Jeffrey Renton Jeffrey Renton - Chief Executive Officer Date: June 30, 2014

Patent License Agreement